UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6024

THE INDONESIA FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Indonesia Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to June 30, 2008

Item 1. Reports to Stockholders.

THE INDONESIA
FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2008
(unaudited)

IF-SAR-0608

LETTER TO SHAREHOLDERS (UNAUDITED)

August 14, 2008

Dear Shareholder:

For the six-month period ended June 30, 2008, The Indonesia Fund, Inc. (the "Fund") had a decrease in its net asset value of -14.51%, vs. a decrease of -11.84% for the Morgan Stanley Capital International Indonesia Index (net dividends) (the "Index").* Based on market price, the Fund's shares decreased by -20.82% during the period. As a result, the Fund's discount to its net asset value stood at -13.70% on June 30, 2008, compared with a discount of 6.83% as of December 31, 2007.

Market Review: A period of contradictions

The semiannual period ended June 30, 2008, had a volatile start, but settled down in the second quarter. The weakness in banks, telecoms, industrials, and metals was offset by strength in commodities—especially palm oil and coal. In fact, Bumi Resources, Indonesia's largest listed coal company, is now the largest constituent in the Index and the local Jakarta Composite.

Inflation rose to double digits in May, reaching 10.4% as compared to April's 9.9%. July's Consumer Price Index (CPI), rebased to the year 2007 from 2002, was reported at 11.03%, though using the old method, it was probably more than 12%. Food, which accounts for more than 40% of the CPI, was the main culprit early in the year. The lifting of fuel subsidies in the second quarter increased the CPI in May, June and July. In fact, prices at the pump rose an average of 25%.

Bank Indonesia, the Central Bank, raised interest rates from 8% to 8.75%, but it was not enough to eradicate the negative real interest rate. Additionally, bond yields remain stubbornly high at 13%, where the market priced Government bonds before the Central Bank acted.

The stock market had a greater reaction to the bond market weakness than to the rate hike. It seems that—similar to the case in 2005, when fuel prices were also hiked subsequent to the falling bond and stock markets—it is the market itself that has caused the Central Bank and Government to act.

Strategic Review and Outlook: Expecting economic conditions to remain sustainable

The most significant detractor to performance came from our underweight position in the energy sector, specifically Bumi Resources (15.5% of the Fund as of June 30, 2008). As the Fund is constrained by the diversification rules necessary for qualifications as a regulated investment company under the Internal Revenue Code of 1986, as amended, it cannot purchase any more of this stock and, therefore, is significantly underweight the Index. As this was the best performing stock in the sector, this underweight is substantially responsible for the Fund's underperformance of the Index. Though other coal-related investments were made, they were insufficient to offset this large underweight.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

The other detractor to performance came from the property sector, where risk-averse investors sold the sector simply on account of rising bond yields.

Our underweight in materials, which had hurt the Fund's relative performance during all of 2007, actually contributed to the period's performance as the sector significantly underperformed the market. Additionally, our underweight to telecom services added to performance as competition eroded stock prices. Finally, our positions in the industrial sector lent some support to relative performance, but were insufficient to offset our underperformance.

We are positive on materials, mostly cement, due to infrastructure spending and the low stock valuations after the correction. Indonesia has comparative advantages in coal exports and crude palm oil production—the Fund is positive on both counts. We have achieved better exposure in palm oil, while investments in coal related stocks are proving somewhat difficult due to the same rule we mentioned above (as it regulates sector as well as stock concentration); and the overwhelming weight of one stock, Bumi Resources.

We are positively positioned in basic food plays, but less so in telecommunications and materials. We remain positive on property as end-demand remains strong and banks have not restricted mortgages. Though high risk aversion in this sector has led to underperformance and low valuations, the Fund remains invested in this sector.

In our opinion, the economy is still adjusting to recent fuel price hikes. We believe the CPI will continue to be high. We also expect that wholesale price inflation (+25% year-over-year in April) will impact manufacturers more negatively as fuel costs are already at international market prices. We believe it is too early to call a peak in interest rates, and also too early to call the bottom of interest rate sensitive stocks.

The change to Boediono as Central Bank governor in May has provided some comfort, as he is perceived to be more proactive. We believe that politics should play larger role in the second half of the year. President Yudhoyono's popularity is sharply lower with at least one local survey (by Indo Barometer) indicating that opposition leader Megawati is ahead of the President by more than 10 percentage points.

We believe that polarizing sectors have kept market valuations from changing drastically. Coal/plantations is offsetting weakness elsewhere in the economy and, although coal names remain inexpensive (despite huge rallies), it is a very crowded trade. Banks are approaching good valuations, but we expect concerns over the impact of higher interest rates will be an overhang for the sector. Overall, we expect economic conditions will remain sustainable, thanks in part to the fact that government debt has now fallen to less than 50% of the gross domestic product.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Going forward, we will target areas where spending is a little more resilient to external economic conditions like infrastructure projects and rural consumption (which has been surprisingly strong). We are cautious with respect to telecommunications due to increasing competition and continued regulatory risk. Metals are losing favor and the Fund will remain underweight in that sector. We will be selective in consumers, choosing names mostly in basic food and lower end retail.

Boon Hong Yeo Chief Investment Officer**	George Hornig Chief Executive Officer and President***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Indonesia, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

* The Morgan Stanley Capital International Indonesia Index (net dividends) is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), the Fund's sub-adviser, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January 17, 2003. Mr. Yeo joined Credit Suisse Ltd. in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

*** George Hornig is a Managing Director of Credit Suisse. He is the Chief Operating Officer of Alternative Investments and Chairman of the Asset Management Americas Operating Committee. Mr. Hornig has been associated with Credit Suisse since 1999.

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY
JUNE 30, 2008 (UNAUDITED)

SECTOR ALLOCATION

TOP TEN HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	PT Bumi Resources Tbk	Oil, Gas & Consumable Fuels	15.5
2.	PT Telekomunikasi Indonesia	Diversified Telecommunications Services	14.3
3.	PT Astra International Tbk	Automobiles	7.6
4.	PT United Tractors Tbk	Machinery	6.4
5.	PT Bank Central Asia Tbk	Commercial Banks	6.3
6.	PT Bank Rakyat Indonesia	Commercial Banks	5.5
7.	PT Perusahaan Gas Negara	Gas Utilities	5.2
8.	Straits Asia Resources Ltd	Oil, Gas & Consumable Fuels	4.9
9.	PT Indofood Sukses Makmur Tbk	Food Products	3.5
10.	PT Bank Mandiri	Commercial Banks	3.4

THE INDONESIA FUND, INC.

Average Annual Returns
June 30, 2008 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.52%	23.25%	31.52%	20.37%
Market Value	-8.52%	17.94%	32.44%	11.13%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

The annualized gross and net expense ratios are 1.55%.

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-98.92%
INDONESIA-89.97%
AUTOMOBILES-7.61%
PT Astra International Tbk	3,312,461	$6,933,503
COMMERCIAL BANKS-16.63%
PT Bank Central Asia Tbk	21,357,000	5,751,045
PT Bank Danamon Indonesia Tbk	2,640,000	1,349,556
PT Bank Mandiri	10,813,500	3,059,237
PT Bank Rakyat Indonesia	8,975,000	4,985,907
		15,145,745
COMMERCIAL SERVICES & SUPPLIES-1.40%
Indofood Agri Resources Ltd.†	679,000	1,275,573
CONSTRUCTION & ENGINEERING-2.32%
PT Adhi Karya Tbk	10,538,000	688,917
PT Truba Alam Manunggal Engineering Tbk†	15,047,273	1,421,739
		2,110,656
CONSTRUCTION MATERIALS-3.19%
PT Holcim Indonesia Tbk†	4,369,000	532,377
PT Indocement Tunggal Prakarsa Tbk	2,923,500	1,733,040
PT Semen Gresik (Persero) Tbk	1,469,500	639,637
		2,905,054
DIVERSIFIED TELECOMMUNICATION SERVICES-14.27%
PT Telekomunikasi Indonesia	16,275,560	12,998,419
FOOD PRODUCTS-5.33%
PT Astra Agro Lestari Tbk	176,000	566,491
PT Bakrie Sumatera Plantations Tbk	5,196,750	1,064,295
PT Bakrie Sumatera Plantations Tbk Warrants (Strike Price: 1,375 IDR; expiring 09/10/10)†	499,687	40,105

Description	No. of Shares	Value
FOOD PRODUCTS (CONTINUED)
PT Indofood Sukses Makmur Tbk	12,197,000	$3,185,978
		4,856,869
GAS UTILITIES-5.19%
PT Perusahaan Gas Negara	3,345,500	4,727,354
HOUSEHOLD PRODUCTS-2.11%
PT Unilever Indonesia Tbk	2,618,000	1,919,618
INDUSTRIAL CONGLOMERATES-1.55%
PT Bakrie and Brothers Tbk†	24,075,750	1,387,525
PT Bakrie and Brothers Warrants (Strike Price: 620 IDR; expiring 4/1/11)†	1,294,118	26,247
		1,413,772
MACHINERY-6.42%
PT United Tractors Tbk	4,429,700	5,846,505
METALS & MINING-3.50%
Indo Tambangraya Megah PT†	123,000	449,153
PT Aneka Tambang	3,781,000	1,304,932
PT International Nickel Indonesia Tbk	2,172,000	1,428,022
		3,182,107
MULTILINE RETAIL-1.25%
PT Matahari Putra Prima Tbk	9,070,000	523,240
PT Matahari Putra Prima Tbk Warrants (Strike Price: 900 IDR; expiring 07/12/10)†	3,254,125	10,941
PT Ramayana Lestari Sentosa Tbk	8,024,500	602,485
		1,136,666
OIL, GAS & CONSUMABLE FUELS-15.57%
PT Bumi Resources Tbk	15,835,000	14,132,025
PT Indika Energy Tbk	131,500	46,710
		14,178,735

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT-3.63%
PT Bakrieland Development Tbk†	37,776,500	$1,460,051
PT Bakrieland Development Tbk Warrants (Strike Price: 250 IDR; expiring 04/30/10)†	2,254,560	46,421
PT Ciputra Development Tbk†	8,284,000	356,753
PT Kawasan Industri Jababeka Tbk†	56,601,000	788,829
PT Summarecon Agung Tbk Warrants (Strike Price: 550 IDR; expiring 06/21/10)†	1,361,966	9,897
Sentul City Tbk PT†	10,418,000	644,869
		3,306,820
TOTAL INDONESIA (Cost $39,014,319)		81,937,396
CHINA-1.40%
OIL, GAS & CONSUMABLE FUELS-1.40%
Yanzhou Coal Mining Co. Ltd. (Cost $1,248,512)	682,000	1,271,476
MALAYSIA-1.00%
INDUSTRIAL CONGLOMERATES-1.00%
Sime Darby Berhad (Cost $934,819)	322,300	913,757
SINGAPORE-5.42%
FOOD PRODUCTS-0.51%
First Resources Ltd.†	548,000	459,890
OIL, GAS & CONSUMABLE FUELS-4.91%
Straits Asia Resources Ltd	1,721,000	4,472,198
TOTAL SINGAPORE (Cost $4,623,962)		4,932,088
THAILAND-1.13%
CONSTRUCTION & ENGINEERING-0.20%
Italian-Thai Development Public Company Ltd.†	1,244,000	186,227

Description	No. of Shares	Value
OIL, GAS & CONSUMABLE FUELS-0.93%
Banpu Public Co. Ltd., NVDR	53,700	$849,328
TOTAL THAILAND (Cost $1,059,894)		1,035,555
TOTAL EQUITY OR EQUITY LINKED INVESTMENTS-98.92% (Cost $46,881,506) (Notes B,E,G)		90,090,272
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.08%		981,024
NET ASSETS-100.00%		$91,071,296

†  Non-income producing security.

NVDR  Non-Voting Depository Receipt.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (Cost $46,881,506) (Notes B,E,G)	$90,090,272
Foreign currency (Cost $2,255,007)	2,246,021
Receivables:
Dividends	782,239
Investments sold	62,961
Prepaid expenses	2,063
Total Assets	93,183,556
LIABILITIES
Due to Custodian	207,102
Payables:
Investments purchased	1,508,929
Investment advisory fees (Note C)	232,778
Directors' fees	30,915
Administration fees (Note C)	15,911
Other accrued expenses	116,625
Total Liabilities	2,112,260
NET ASSETS (applicable to 8,266,296 shares of common stock outstanding) (Note D)	$91,071,296
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,266,296 shares issued and outstanding (100,000,000 shares authorized)	8,266
Paid-in capital	48,172,645
Undistributed net investment income	144,250
Accumulated net realized loss on investments and foreign currency related transactions	(453,570)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	43,199,705
Net assets applicable to shares outstanding .	$91,071,296
NET ASSET VALUE PER SHARE ($91,071,296 ÷ 8,266,296)	$11.02
MARKET PRICE PER SHARE	$9.51

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
Dividends	$1,095,502
Interest	8,979
Less: Foreign taxes withheld	(159,855)
Total Investment Income	944,626
Expenses:
Investment advisory fees (Note C)	494,315
Custodian fees	100,304
Directors' fees	41,763
Administration fees (Note C)	35,439
Legal fees	24,266
Audit and tax fees	22,912
Accounting fees	17,141
Printing (Note C)	10,805
Shareholder servicing fees	9,100
Insurance	1,051
Stock exchange listing fees	866
Miscellaneous	9,088
Total Expenses	767,050
Net Investment Income	177,576
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	2,972,372
Foreign currency related transactions	(38,779)
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(18,616,499)
Net realized and unrealized loss on investments and foreign currency related transactions	(15,682,906)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,505,330)

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$177,576	$263,505
Net realized gain on investments and foreign currency related transactions	2,933,593	7,186,682
Net change in unrealized appreciation (depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	(18,616,499)	19,471,302
Net increase (decrease) in net assets resulting from operations	(15,505,330)	26,921,489
Dividends to shareholders:
Net investment income	—	(190,124)
Capital share transactions
Issuance of 0 and 94 shares respectively from reinvestment of dividends	—	986
Total increase/(decrease) in net assets	(15,505,330)	26,732,351
NET ASSETS
Beginning of period	106,576,626	79,844,275
End of period*	$91,071,296	$106,576,626

*  Includes undistributed net investment income of $144,250 and $5,453, respectively.

See accompanying notes to financial statements.

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THE INDONESIA FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2008
	(unaudited)		2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.89		$9.66	$6.00	$5.08
Net investment income/(loss)	0.02		0.03 #	0.05	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(1.89)		3.22	3.66	0.90
Net increase/(decrease) in net assets resulting from operations	(1.87)		3.25	3.71	0.92
Dividends and distributions to shareholders:
Net investment income	—		(0.02)	(0.05)	0.00 †
Net realized gain on investments and foreign currency related transactions	—		—	—	—
Total dividends and distributions to shareholders	—		(0.02)	(0.05)	0.00 †
Net asset value, end of period	$11.02		$12.89	$9.66	$6.00
Market value, end of period	$9.51		$12.01	$11.70	$5.76
Total investment return (a)	(20.82)%		2.89%	104.14%	13.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$91,071		$106,577	$79,844	$49,576
Ratio of expenses to average net assets	1.55	%(b)	1.55%	1.65%	1.81%
Ratio of net investment income/(loss) to average net assets	0.36	%(b)	0.29%	0.67%	0.42%
Portfolio turnover rate	18.99%		20.25%	23.93%	67.87%

*  Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.

#  Based on average shares oustanding.

†  Amount is less than a $0.01.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Annualized.

(c)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.

(d)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2004	2003	2002	2001		2000		1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$3.91	$2.09	$1.52	$1.72		$4.48		$2.71	$3.58
Net investment income/(loss)	0.09	0.03	0.01	(0.13	)*	(0.13)		(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.17	1.81	0.56	(0.07)		(2.63)		1.87	(0.83)
Net increase/(decrease) in net assets resulting from operations	1.26	1.84	0.57	(0.20)		(2.76)		1.82	(0.87)
Dividends and distributions to shareholders:
Net investment income	(0.09)	(0.02)	—	—		—		—	—
Net realized gain on investments and foreign currency related transactions	—	—	—	—		—		(0.05)	—
Total dividends and distributions to shareholders	(0.09)	(0.02)	—	—		—		(0.05)	—
Net asset value, end of period	$5.08	$3.91	$2.09	$1.52		$1.72		$4.48	$2.71
Market value, end of period	$5.07	$4.83	$1.65	$1.32		$1.563		$5.438	$3.438
Total investment return (a)	6.72%	194.19%	25.00%	(15.52)%		(71.26)%		59.58%	(25.68)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$42,020	$32,304	$17,317	$12,545		$7,935		$20,669	$12,491
Ratio of expenses to average net assets	2.03%	2.65%	2.69%	8.89	%(c)	7.23	%(d)	3.18%	4.21%
Ratio of net investment income/(loss) to average net assets	2.24%	1.23%	0.36%	(5.63)%		(4.85)%		(1.43)%	(1.37)%
Portfolio turnover rate	43.59%	95.66%	29.15%	10.23%		16.48%		47.38%	36.58%

THE INDONESIA FUND, INC.

Notes to Financial Statements
June 30, 2008 (unaudited)

NOTE A. ORGANIZATION

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$180,321	$—
Level 2 – Other Significant Observable Inputs	89,909,951	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$90,090,272	$—

* Other financial instruments include futures, forwards and swap contracts.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2008, Credit Suisse earned $494,315 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2008, Credit Suisse was reimbursed $1,051 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. Credit Suisse currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by Credit Suisse as the Fund's investment adviser. The Fund does not pay the Sub-Adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2008, BSFM earned $34,388 for administrative services. Effective August 1, 2008, BSFM no longer serves as the Fund's administrator, and was replaced by Brown Brothers Harriman & Co.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2008, Merrill was paid $696 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,266,296 shares outstanding at June 30, 2008, Credit Suisse owned 7,169 shares.

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term investments, were $19,030,886 and $19,380,277, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank A.G. no longer serves as administrator and syndication agent to the credit facility. During the six months ended June 30, 2008, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At June 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $46,881,506, $46,548,694, $(3,339,928) and $43,208,766, respectively.

NOTE H. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE I. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 10, 2008, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Lawrence J. Fox (Class II)	5,391,350	413,173
Lawrence D. Haber (Class II)	5,395,169	409,354

In addition to the directors elected at the Meeting, Enrique R. Arzac, James J. Cattano and Steven N. Rappaport continue to serve as directors of the Fund. Subsequent to this Meeting, Lawrence D. Haber resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 14, 2008.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Indonesia Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Indonesia Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This page intentionally left blank.

FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

George Hornig	Chief Executive Officer and President

Boon Hong Yeo	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Cecilia Chau	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

IF-SAR-0608

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INDONESIA FUND, INC.

/s/George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	September 4, 2008

/s/Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	September 4, 2008